EXHIBIT 10.9

SIXTH AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 14, 2018

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE LENDERS PARTY HERETO,
as Lenders

SIXTH AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 14, 2018, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to an Amended and Restated Credit Agreement made as of July 30, 2015, as amended by a first amending agreement dated as of November 20, 2015, a second amending agreement dated as of December 14, 2015, a third amending agreement dated as of July 8, 2016, a fourth amending agreement dated as of December 15, 2016 and a fifth amending agreement dated as of December 15, 2017 (collectively, the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS

1.1	Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENTS

2.1	Amendment to Section 1.1.
The definition of “Maturity Date” in Section 1.1 of the Original Credit Agreement is hereby amended by replacing the date “December 14, 2022” with the date “December 14, 2023” in such definition.

2.2	Amendment to Section 2.9.
Section 2.9 of the Original Credit Agreement is hereby amended by adding a new subsection 2.9(g) immediately following subsection 2.9(f) as follows:

(g)
Notwithstanding the foregoing, if the LIBOR Rate is not available for any reason and such circumstances are unlikely to be temporary, then the “LIBOR Rate” for such LIBOR Interest Period shall be (x) a comparable successor or alternative interbank rate for deposits in U.S. Dollars that is, at such time, broadly accepted by the syndicated loan market in lieu of the “LIBOR Rate” and is reasonably acceptable to the Borrower and the Agent or (y) if no such broadly accepted comparable successor or alternative interbank rate exists at such time, a successor or alternative index rate as the Agent and the Borrower may determine.

2.3	Amendment to Section 4.5.
Section 4.5 of the Original Credit Agreement is hereby amended by adding the following paragraph after the first paragraph therein:
The Borrower and the General Partner acknowledge and confirm that this Section 4.5 satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under this Agreement and that each of the Borrower and the General Partner is able to calculate the yearly rate or percentage of interest payable under this Agreement based upon the methodology set out in this Section 4.5. The Borrower and the General Partner each agree not to plead or assert, whether by way of defence or otherwise, in any proceeding relating to this Agreement, that the interest payable hereunder and the calculation of interest herein have not been adequately disclosed to them, whether pursuant to Section 4 of the Interest Act (Canada) or any other Applicable Law or legal principle.
ARTICLE 3
CONDITIONS PRECEDENT

3.1	Conditions Precedent
This Sixth Amending Agreement shall become effective when:

(a)	the Agent shall have received an executed copy of this Sixth Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;

(b)
the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 4 bps calculated on the Commitment of each Lender party to this Sixth Amending Agreement, and payable to each such Lender; and

(c)	no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Sixth Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS

5.1	No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

5.2	Time
Time is of the essence in the performance of the parties’ respective obligations in this Sixth Amending Agreement.

5.3	Governing Law
This Sixth Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.

5.4	Successors and Assigns
This Sixth Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Sixth Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this Sixth Amending Agreement.

5.5	Counterparts
This Sixth Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
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The parties hereto have duly executed this Sixth Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Calvin D. Haack
Name: Calvin D. Haack
Title: Director

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Calvin D. Haack
Name: Calvin D. Haack
Title: Director

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency Services

By:
Name:
Title:

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P Murray
Name: Timothy P. Murray
Title: Authorized Signatory

By:
Name:
Title:

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

BANK OF MONTREAL, as Lender
By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Managing Director

By:	/s/ Lisa Dang
Name: Lisa Dang
Title: Associate

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director

By:	/s/ Evan Hahn
Name: Evan Hahn
Title: Portfolio Manager

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Jonathan Leach
Name: Jonathan Leach
Title: Associate Director

By:	/s/ Scarlett Crockatt
Name: Scarlett Crockatt
Title: Director

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

AILP ($300M) – Sixth Amending Agreement to Amended and Restated Credit Agreement